NAYNA NETWORKS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

The Participant has been granted an option (the "OPTION") to purchase certain shares of Stock of Nayna Networks, Inc. pursuant to the Nayna Networks, Inc. 2006 Executive Stock Plan (the "PLAN"), as follows:

PARTICIPANT:                     ---------------------------

DATE OF GRANT:                   ---------------------------

NUMBER OF OPTION SHARES:         ---------------------------

EXERCISE PRICE:                  $                           per share
                                  --------------------------

INITIAL VESTING DATE:            The date one (1) year after [vesting
                                 commencement date]

OPTION EXPIRATION DATE:          The date ten (10) years after the Date of Grant

TAX STATUS OF OPTION:            Nonstatutory Stock Option

VESTED SHARES:                   Except as provided in the Stock Option
                                 Agreement, the number of Vested Shares
                                 (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the "VESTED RATIO" determined as of such date as follows:

                                                                                                         VESTED RATIO
                                                                                                         ------------
                                 Prior to Initial Vesting Date                                                0

                                 On Initial Vesting Date, provided the Participant's Service
                                 has not terminated prior to such date                                       1/4

                                 Plus
                                 ----
                                 For each additional full month of the Participant's
                                 continuous Service from Initial Vesting Date until the
                                 Vested Ratio equals 1/1, an additional                                      1/48

By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

NAYNA NETWORKS, INC.                                  PARTICIPANT


By:                                                   --------------------------
    --------------------------------
                                                      Signature
Its:
     -------------------------------                  --------------------------
                                                      Date

Address:        4699 Old Ironsides Drive, Suite 420
                Santa Clara, CA 95054                            Address


ATTACHMENTS:    2006 Executive Stock Plan, as amended to the Date of Grant;
                Stock Option Agreement and Exercise Notice